2025 STRATEGY BRIEFING:
VISION 2030

March 26, 2025 | New York Stock Exchange

InTest Corporation

NYSE American: INTT

Forward-looking Statements and Key Performance Metrics

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of the Company's plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. These forward-looking statements can often be identified by the use of forward-looking terminology such as "believe," "could," "expects," "guidance," "may," "outlook," "should," "plan," "potential," "forecasts," "outlook," "targets," "estimated," "opportunities" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the Company's ability to execute on its Vision 2030 strategy and 5-Point Strategy, realize the potential benefits of acquisitions and successfully integrate any acquired operations, grow the Company's presence in its key target and international markets, manage supply chain challenges, convert backlog to sales and to ship product in a timely manner; the success of the Company's strategy to diversify its markets; the impact of inflation on the Company's business and financial condition; indications of a change in the market cycles in the semi market or other markets served; changes in business conditions and general economic conditions both domestically and globally including rising interest rates and fluctuation in foreign currency exchange rates; changes in the demand for semiconductors; access to capital and the ability to borrow funds or raise capital to finance potential acquisitions or for working capital; changes in the rates and timing of capital expenditures by the Company's customers; and other risk factors set forth from time to time in the Company's Securities and Exchange Commission filings, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement made by the Company in this presentation is based only on information currently available to management and speaks to circumstances only as of the date on which it is made. The Company undertakes no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with generally accepted accounting practices in the United States ("GAAP"), we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings, adjusted earnings per diluted share (adjusted EPS), adjusted EBITDA, adjusted EBITDA margin and free cash flow. The Company defines these non-GAAP measures as follows:

Adjusted net earnings is derived by adding acquired intangible amortization and acquired inventory step-up expense adjusted for the related income tax expense (benefit) to net earnings.

- Adjusted earnings per diluted share (adjusted EPS) is derived by dividing adjusted net earnings by diluted weighted average shares outstanding.
- Adjusted EBITDA is derived by adding acquired intangible amortization, acquired inventory step-up expense, net interest expense, income tax expense, depreciation, and stock-based compensation expense to net earnings.
- Adjusted EBITDA margin is derived by dividing adjusted EBITDA by revenue.
- Free cash flow is derived by subtracting capital expenditures from net cash provided by or used in operating activities.

These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings and adjusted earnings per diluted share (adjusted EPS) are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization and acquired inventory step-up charges as management believes these expenses may not be indicative of our underlying operating performance. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures presented primarily as a measure of liquidity as they exclude non-cash charges for acquired intangible amortization, acquired inventory step-up, depreciation and stock-based compensation. In addition, adjusted EBITDA and adjusted EBITDA margin also exclude the impact of interest income or expense and income tax expense or benefit, as management believes these expenses may not be indicative of our underlying operating performance. The non-GAAP financial measures presented in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings and earnings per diluted share (EPS) to adjusted net earnings and adjusted earnings per diluted share (adjusted EPS) and from net earnings and net margin to adjusted EBITDA and adjusted EBITDA margin, are contained in the tables below. Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for GAAP measures of earnings or cash flows. Limitations may include the cash portion of interest expense, income tax (benefit) provision, charges related to intangible asset amortization and stock-based compensation expense. These items could significantly affect our financial results. Management believes these Non-GAAP financial measures are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business. Adjusted net earnings, adjusted earnings per diluted share (adjusted EPS), adjusted EBITDA, and adjusted EBITDA margin are not alternatives to net earnings, earnings per diluted share or margin as calculated and presented in accordance with GAAP. As such, they should not be considered or relied upon as substitutes or alternatives for any such GAAP financial measure. We strongly urge you to review the reconciliations of adjusted net earnings, adjusted earnings per diluted share (adjusted EPS), adjusted EBITDA, and adjusted EBITDA margin along with our financial statements included elsewhere in this presentation. We also strongly urge you not to rely on any single financial measure to evaluate our business. In addition, because adjusted net earnings, adjusted earnings per diluted share (adjusted EPS), adjusted EBITDA, and adjusted EBITDA margin are not measures of financial performance under GAAP and are susceptible to varying calculations, the adjusted net earnings, adjusted earnings per diluted share (adjusted EPS), adjusted EBITDA, and adjusted EBITDA margin measures as presented in this presentation may differ from and may not be comparable to similarly titled measures used by other companies.

INTT Executive Team



Nick Grant
President
and CEO



Mike Goodrich
Division President
Process Technologies



Joe McManus
Division President
Electronic Test



Michael Tanniru
Division President
Environmental Tech.



Duncan Gilmour
CFO and
Treasurer



Kelley Locke
Vice President
Information Technology



Rich Rogoff
Vice President
Corporate Development



Ingrid Smith
Vice President
Human Resources

InTest Strategy Briefing Agenda

Reviewing Progress and Defining Future Direction

VISION 2030

10:30 am Deborah Pawlowski	• Welcome & Introduction
10:35 am Nick Grant	• 5-Point Strategy Accomplishments • Technology Platforms • New Product Development and Go To Market Strategy • Mergers & Acquisitions • The Goals and Path for VISION 2030
11:05 am Duncan Gilmour	• VISION 2030 Financial Strategy
11:25 am Nick Grant	• Advancing on VISION 2030
11:40 am Executive Team	• Q & A
12:30 pm	• Lunch

VISION 2030
Strategic Progress and Future Path

Nick Grant
President and CEO

2021:
Launched 5-Point Strategy

Focused on Driving Growth


THREE CONSECUTIVE YEARS OF RECORD REVENUE
$53.8
$84.9
$1.5
$116.8
$17.7
$123.3
$130.7
$25.0
2020
2021
2022
2023
2024
Core Business
Acquisitions


5-POINT STRATEGY
Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

Drove Culture Change and Built the Team

- 2/2021 — **Joe McManus**
  Division President, Electronic Test
- 6/2021 — **Duncan Gilmour**
  Chief Financial Officer
- 10/2021 — **Rich Rogoff**
  Vice President, Corp. Development
- 5/2023 — **Michael Tanniru**
  Division President, Environmental Tech.
- 1/2024 — **Mike Goodrich**
  Division President, Process Tech.
- 1/2025 — **Ingrid Smith**
  Vice President, Human Resources
- 1/2025 — **Kelley Locke**
  Vice President, IT and Cybersecurity

Drove accountability through performance management

Aligned pay with performance

Established Employee Stock Purchase Plan

Initiated engagement surveys

Implemented talent and succession planning reviews

Created InTest Leadership Academy

Improved internal and external communication:

- Town halls and employee outreach
- Executive leadership team meetings
- Proactive investor relations program
- Hosted first investor day in Company's then 25-year history as a public company

Drove Geographic and Market Expansion

- **Expanded and developed sales organization**
- **Upgraded and grew sales channel partners; increased presence in key geographies**
- **Established account penetration programs**
- **Reduced volatility through market diversification**
  - Semi less than 50% of business
  - Automotive expansion
  - Defense/aero penetration
- **Expanded geographic reach**
  - Established presence in Malaysia
  - Invested in induction heating labs in Mexico and Italy
  - Expanded footprint in Europe

INTEST REVENUE BY MARKET



$84.9 M
2021
65%
20%
5%
5%
1%
1%
3%
$130.7 M
2024
38%
10%
25%
12%
4%
2%
9%
Semi
Auto/EV
Defense/Aero
Industrial
Life Sciences
Safety/Security
Other

First year of 5-Point Strategy

Drove Innovation and Differentiation

New product development (NPD) enabled deeper customer penetration

Created innovation strategy:

- ✓ Established processes for NPD
- ✓ Developed product roadmaps and implemented technology reviews
- ✓ More than tripled engineering resources including new talent with acquisitions and investments
- ✓ Shifted product development focus towards market-driven solutions
  - Standardized products with customizable features

Examples of Innovation:

Intelligent Test Cell and Power Cell

- ✓ Increased share of customer spend through innovation and differentiation
- ✓ Automated test cell reduces operational costs, provides safer work environment and drives efficiencies
- ✓ Power Cell offers high power/high current interface for growing demand for higher powered chip technology with high reliability





Expanded Service & Support

Providing improved uptime and reduced cost of ownership of InTest products

- More than doubled service staffing
- 2.5x service revenue growth in four years
- Expanded service offerings
- Developing data driven software solutions
- Creating smarter products
- Enhancing product lifecycles



SERVICE REVENUE
$5.7
$7.1
$10.5
$11.8
$14.9
2020
2021
2022
2023
2024

Completed Strategic Acquisitions to Expand Technology Offerings

Advanced Test and Process Solutions

ACCULOGIC

- Acquired 12/2021
- Added electronic circuit and battery testing
- Grew ~40% in 3 years
- Increased presence in industrial, auto/EV, life sciences and defense/aero



VIDEOLOGY

- Acquired 10/2021
- Added circuit board mounted digital imaging solutions
- Pre-acquisition underinvestment delayed growth
- Introduced SCAiLX: modular edge device platform with AI engine


Videology

ALFAMATION

- Acquired 3/2024
- Added automated test solutions for automotive infotainment systems and consumer electronics
- Provided $25 million in revenue in 2024
- Capturing synergies with Acculogic



Structured Business Around Three Technology Divisions

ELECTRONIC TEST

- Automating back-end semi test with manipulators, docking solutions and interfaces
- Proprietary flying probe technology: broadest PCB testing capabilities & E-mobility battery functional test
- Automated functional testing for auto infotainment and central computing systems

ENVIRONMENTAL TECHNOLOGIES

- Thermal test systems and manufacturing process solutions requiring precise temperature controls
- Process chillers: extreme temperature cooling for large breadth of industrial and defense/aero applications

PROCESS TECHNOLOGIES

- Flexible induction heating solutions for wide range of applications from R&D to high volume production
- Solutions for silicon carbide and gallium nitride crystal growth and epitaxy
- Industrial grade cameras and embedded image capture systems

SERVING HIGH QUALITY AND GROWING CUSTOMER BASE

Texas Instruments, Qualcomm, Harman, SpaceX, NVIDIA, Milwaukee, Micron, MoTeC, Thermo Fisher Scientific, ST, Samsung, Infineon, Emerson, Broadcom, Tonbo Imaging, Raytheon Technologies, SK hynix, Radiodetection, Realtek, Benchmark, Jabil, Teradyne

Electronic Test

Highly-Engineered Automated Test Solutions

ADVANCED AUTOMATED TESTING

- Docking solutions
- Manipulators
- Electrical interfaces
- Flying probe testers
- Battery test systems
- Automated electronics and optical test solutions

SUPPORTING CRITICAL MARKETS

- Back-end semi
- Auto/EV
- Industrial
- Life sciences
- Defense/aero
- Consumer electronics

The InTest Advantage

- **Engineering expertise** combined with strong customer partnerships
- Multi-test **functionality** across products and solutions
- Setting the standard for **Quality Assurance**
- **Configurable** designs catering to customer-specific applications
- Exceptional control and **flexibility** promotes streamlined operations
- **Integrated systems** for the most challenging applications







FY 2024 REVENUE (49%)



Enabling Automated Test with Robotic Technologies

FLYING PROBE
AUTOMATED TEST SOLUTIONS
(ATS)

Advanced Robotic Technology and High-Quality Test Solutions Outpacing the Competition

- Consolidates multiple in-circuit and functional tests into one integrated system
- Streamlines production processes reducing cycle times
- Provides best-in-class test coverage for increased quality control
- Best cost solutions with superior test functionality of battery packs for electrification of vehicles, drones, boats, golf carts, hearing aids and more


InTest Corporation


ACCULOGIC



Positioned to Win in Electronification Megatrend

ALFAMATION
HYPERION™

Leading Test Solutions for Automotive Infotainment Displays and Centralized Control Units

- Automated testers for audio, video, haptic, power management and in-vehicle networking (CCU)
- Robust, scalable solutions with fully configurable test parameters and exceptional control and flexibility
- Preferred by automotive industry to ensure high quality visual, functional, sound and tactile performance of advanced, complex systems






Source: electronics weekly

Process Technologies

Technical expertise and customized solutions for wide variety of applications across multiple markets

PROCESS TECHNOLOGIES

- Induction heating solutions
- Embedded image capture systems

SUPPORTING CRITICAL MARKETS

- Packaging & consumer products
- Automotive/EV
- Defense/aero
- Semiconductor crystal growth and epitaxy
- Energy and utilities
- Medical devices
- Fasteners

The InTest Advantage

- Engineering expertise, robust and **precise heating solutions** and THE LAB to prove the process
- Board level image capture and **edge AI technology** enables positioning, identification and inspection
- Nearly **20,000 induction heating systems** and more than **1.2 Million cameras** installed in more than 50 countries

FY 2024 REVENUE (30%)











Leading Heating Solutions for SiC and GaN

- Induction heating technology provides **precise, controlled and consistent heat** for crystal growth of boules/ingots and critical first layer wafer epitaxy
- **Strong market position** with leading semiconductor manufacturers and OEMs
- Increasing need for **efficient power electronics** enabled by SiC- and GaN-based technology for auto, AI and other energy-intensive applications
- Current absorption of excess capacity **leads to future demand** from the next wave of applications






Industrial Grade Cameras & Embedded Image Capture Systems

MARINE SOLUTIONS

SCAiLX™ first to market zoom block camera with an Edge AI image processor

TRANSPORTATION SOLUTIONS

Customized system design improves safety through effective station platform monitoring

HEALTHCARE SOLUTIONS

Custom design options for fit and function of cameras into specific medical applications







Environmental Technologies

A global leader in precision temperature control solutions

PRECISION TEMPERATURE-CONTROL AND TESTING

- Integrated circuits
- Printed circuit boards
- Electronic components and products
- Low temperature industrial process chillers

SUPPORTING CRITICAL MARKETS

- Semiconductor
- Defense/aero
- Automotive/EV
- Life sciences
- Industrial

The InTest Advantage

- **Broadest range** of temperature testing solutions
- Superior product performance providing **accurate temperature control** from -185°C to 500°C
- Offers **rapid temperature cycling** up to 100°C/minute to accelerate test processing time and improve throughput








AI Data Center

FY 2024 REVENUE (22%)

Production & Validation Testing Defense/Aero and Industrial Markets

ELECTRONIC COMPONENTS



INTEST SOLUTIONS



END PRODUCT APPLICATION



BUILDING ON ACCOMPLISHMENTS AND LESSONS LEARNED

Driving Continuous Improvement

- Increase speed of talent development and acquisition
- Drive Operational Excellence
- Improve commercial excellence and market intelligence
- Institute additional metrics to measure progress
- Accelerate new product development and time-to-market
- Leverage Business Intelligence tools for better/faster decision making
- Intensify sense of urgency
- Drive greater ownership mentality

VISION 2030

Defining the Next Phase of InTest's Future

Capturing the Momentum

Creating Greater Value for our Stakeholders

NEXT LEVEL STRATEGY

VISION 2030: ADVANCING GROWTH STRATEGY

- Drive innovation and acquisitions to create even greater scale
- Strive toward Operational Excellence

5-POINT STRATEGY: LAID THE FOUNDATION

- Established business operating rhythm
- Transformed the culture
- Built the team

Targeting New Heights



$125 to $135 million
$50 to $70 million
$50 to $60 million
$10 to $20 million
$235 to $285 million
Organic growth implies 7% to 9% average annual growth
Subject to timing of acquisitions
~15% CAGR
2025E
Organic Growth
Acquired Revenue
Acquisition Growth
2030 Goal

Focusing on Target Markets with Attractive Growth

Division	Semi	Auto/EV	Def/Aero	Industrial	Life Sciences	Safety/ Security
Electronic Test	✔	✔	✔	✔	✔	
Environmental Technologies	✔	✔	✔	✔	✔	
Process Technologies	✔	✔	✔	✔	✔	✔
Estimated Avg. Market Growth*	6%-8%	2%-3% / 15%-20%	5%-7%	3%-6%	6%-9%	8%-10%

- Estimated ~$2B serviceable addressable market
- Provide highly engineered solutions
- Address market-driven niche applications

*Estimates from Company and multiple third-party resources including Yole, TechInsights, Semi.org., Jefferies and Global Market Insights

Mega Trends Provide Growth Tailwinds

Technology advancements create need for innovative test and process solutions

ELECTRONIFICATION

- Advanced Driver-Assistance Systems (ADAS)
- Autonomous Vehicles
- EVs: BEVs, PHEVs, FCEVs
- E-mobility
- Industrial automation
- E-VTOLS



POWER MANAGEMENT

- SiC and GaN devices
- Electric infrastructure
- Battery storage
- Battery advancements
- AI
- Renewables



COMPLEXITY/CRITICALITY

- Advanced packaging
- Chip complexity
- System-on-a-chip
- Advanced defense systems
- Commercial space



Leveraging Global Manufacturing Footprint


Manufacturing
New Locations (2024)
Canada
(Acculogic)
New York
(Ambrell)
New Jersey
(Corporate HQ & InTest EMS)
Massachusetts
InTest Thermal/Videology
Italy
(Alfamation)
Malaysia
(New Shared InTest site)

- Expanding in Malaysia – "in-the-region, for-the-region strategy"
- Capitalizing on larger presence in Europe
- Exploring next region to enhance capabilities and improve customer reach

Organic Growth Thru Innovation

Creating value with new product development



NEW PRODUCTS AS % OF SALES
11.5%
12.8%
16.5%
GOAL
25.0%
2023
2024
2025E
2030 Goal

MEASURING PROGRESS WITH **VITALITY INDEX**

- Goal to achieve 25% of total sales from new products
- Includes sales of market driven products launched in prior 5 years
- Excludes product revisions, end-of-life updates, one-off customer specs, etc.

Innovation is the lifeblood of InTest

New Products Key to Driving Revenue Growth

Delivering innovation and solving customers' complex problems

ENVIRONMENTAL TECHNOLOGIES

BENCHTOP THERMOSTREAM



PROCESS TECHNOLOGIES

EKOHEAT COMPACT



ELECTRONIC TEST

FLEXMEDIA FAMILY



Strategic Acquisitions Critical Element of VISION 2030 Growth Strategy

SCALE THE DIVISIONS:

Targeting $50 million to $60 million of total acquired revenue

- $20 million to $40 million in size
- Roll-up or service revenue enhancing
- Geographic expansion
- Deepen reach in target markets
- Well defined and achievable synergies



Creating a Culture of Operational Excellence

Employ Lean Six Sigma Discipline

Data Driven Analysis

- *Improve processes*
- *Eliminate waste*
- *Enhance performance*

Define, Measure, Analyze, Improve, Control

Objectives:

- *Enhance efficiencies*
- *Promote continuous improvement*
- *Reduce operational costs*
- *Drive data-driven decision making*
- *Deliver better customer benefits: quality, reduced lead-times, lower costs, etc.*

VISION 2030 Financial Strategy

Duncan Gilmour
Chief Financial Officer

Financial Priorities | Focused on Value Creation

Drive Profitable Growth & Generate Strong Cash Flow

- **Manage organic investments to drive profitable growth**
- **Drive margin expansion – price, cost and operational efficiencies**
- **Improve working capital velocity**
- **Deliver synergistic M&A that drives growth & returns**
- **Opportunistically return capital to shareholders**

Bridge to VISION 2030


$125 to $135 million
$50 to $70 million
$50 to $60 million
$10 to $20 million
$235 to $285 million
Subject to timing of acquisitions
Organic growth implies 7% to 9% average annual growth
~15% CAGR
2025E
Organic Growth
Acquired Revenue
Acquisition Growth
2030 Goal

2030 Financial Model Demonstrates Profit Potential

(at mid-point of revenue range)

DIVISION OPERATING INCOME[(1)]

(2024 adjusted for $1.6 million in inventory step-up[1])



$5.7
$17.4
$52
2020
2024[(1)]
2030 Goal
10.6%
13.3%
~20%

NET INCOME



($0.9)
$2.9
$25
2020
2024
2030 Goal
-1.7%
2.2%
~10%

ADJUSTED EBITDA[(1)]



$1.3
$10.8
$40
2020
2024
2030 Goal
2.5%
8.3%
~15%

Percentages represent division operating income, adjusted EBITDA and net income as a percent of revenue

[1] 2024 division operating income shown is adjusted for a one-time inventory step-up expense, so it is a Non-GAAP financial measure. Adjusted EBITDA is also a non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures" and reconciliations can be found in the supplemental slides.

Strong Balance Sheet | Financial Flexibility

($ in millions)

Cash Flow	2020	2024
Net cash provided by operating activities (GAAP)	$3.2	$3.8
Capital expenditures	$(0.7)	$(1.3)
Free cash flow (FCF)[1] (Non-GAAP)	$2.5	$2.5

Capitalization	12/31/20	12/31/24
Cash and cash equivalents	$10.3	$19.8
Total debt	-	$15.0
Shareholders' equity	$44.8	$99.8
Total capitalization	$44.8	$114.8

- Ended 2024 with strong balance sheet and cash flow
- Leveraged balance sheet to finance acquisitions at favorable rates
- Financial flexibility for future growth and access to capital
- Target leverage ratio < 2.5x debt/Adj. EBITDA[1] (TTM proforma)

[1] Free cash flow and adjusted EBITDA are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures."

Capital Allocation Priorities

Disciplined Approach To Capital Allocation, Flex with Market Conditions


ORGANIC GROWTH
MANAGE LEVERAGE
M & A
RETURN OF CAPITAL

- Invest in engineering, sales & marketing
- Innovate with new products and capabilities
- Maintain financial flexibility
- Identify accretive acquisition opportunities that align with three divisions
- Opportunistically return capital to shareholders with share repurchases

Strategic Acquisitions Critical Element of VISION 2030 Growth Strategy

ACQUISITION TARGETS' FINANCIAL CHARACTERISTICS

- $20 million to $40 million in size
- Internal Rate of Return: ~15% based on risk profile
- 40%+ Gross Margin
  10%+ Operating Income Margin
- Operationally accretive in first year, excluding impact of purchase accounting
- Increased focus to drive operating leverage
- Well defined and achievable growth synergies

Reiterating Outlook for First Quarter & Full Year 2025

FIRST QUARTER 2025 GUIDANCE

- Revenue expected to be $27 million to $29 million
- Gross margin ~41%
- Operating expenses of $13.6 million to $14.0 million
  - *Excludes Videology restructuring costs of ~$0.2 million*

FULL YEAR 2025 OUTLOOK

- Revenue expected to be $125 million to $135 million
- Expect gradual profitability improvement throughout 2025
- Amortization expense ~$3.4 million
- Effective tax rate ~18%
- Capital expenditures of 1% to 2% of revenue

Outlook excludes any potential acquisitions and restructuring

Guidance provided as of March 26, 2025. The foregoing guidance is based on management's current views with respect to operating and market conditions and customers' forecasts. It also assumes macroeconomic conditions remain unchanged through the end of the year and does not take into account any extraordinary non-operating expenses that may occur from time to time. Actual results may differ materially from what is provided here today as a result of, among other things, the factors described under "Forward-Looking Statements" on slide 2.

5-POINT OPERATING SYSTEM


Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

VISION 2030

Defining the Next Phase of InTest's Future

5-Point Strategy Delivered Results

Established operating rhythm



THREE CONSECUTIVE YEARS OF RECORD REVENUE
$53.8
$84.9
$1.5
$116.8
$17.7
$123.3
$130.7
$25.0
2020
2021
2022
2023
2024
Core Business
Acquisitions



5-POINT OPERATING SYSTEM
Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

Building on Progress

Creating Greater Value for our Stakeholders

NEXT LEVEL STRATEGY

VISION 2030: ADVANCING GROWTH STRATEGY

- Drive innovation and acquisitions to create even greater scale
- Strive toward Operational Excellence

5-POINT STRATEGY: LAID THE FOUNDATION

- Established business operating rhythm
- Transformed the culture
- Built the team

Targeting New Heights


$235 to $285 million
~15%
CAGR
$125 to $135 million
2025E
2030 Goal

Q&A

Supplemental Information

2025 STRATEGY BRIEFING:
VISION 2030

March 26, 2025 | New York Stock Exchange

InTest Corporation

NYSE American: INTT

Reconciliation of Operating Income to Adjusted Division Operating Income

($ in thousands, except percentages)	Year Ended 12/31/2024	
Electronic Test	$ 63,878	
Environmental Technologies	28,898	
Process Technologies	37,914	
Total Revenue	$ 130,690	
Electronic Test	$ 8,732	
Environmental Technologies	2,116	
Process Technologies	4,972	
Total income from divisional operations	15,820	
Acquired inventory step-up	1,570	
Adjusted income from divisional operations	17,390	13.3%

Reconciliation of Net Earnings to Adjusted EBITDA (Non-GAAP)

($ in thousands, except percentages)	Years Ended December 31, 2020	Years Ended December 31, 2024
Net earnings	$ (895)	$ 2,891
Acquired intangible amortization	1,233	2,545
Acquired inventory step-up	-	1,570
Net interest expense	33	(7)
Income tax expense	(336)	563
Depreciation	630	1,399
Non-cash stock-based compensation	671	1,857
Adjusted EBITDA (Non-GAAP)	$ 1,336	$ 10,818
Revenue	53,823	130,690
Net margin	-1.7%	2.2%
Adjusted EBITDA margin (Non-GAAP)	2.5%	8.3%

Richard N. Grant, Jr.

President and Chief Executive Officer

Richard N. Grant, Jr. was appointed as President and Chief Executive Officer of the Company and elected to serve as a director effective August 2020. Prior to joining InTest, Mr. Grant served as Senior Vice President Americas Region, for the Measurement & Analytics Division of ABB Ltd from June 2017 to August 2020. Prior to his time at ABB, Mr. Grant served as Corporate Vice President and General Manager of the Materials Analysis Division of AMETEK Inc., an electronic instrument and electromechanical manufacturer, from April 2013 until June 2017. Mr. Grant served as an Operating Officer of AMETEK Inc. from 2013 until 2017, and as a Board Member of SEIKO EG&G CO. LTD., a joint venture in which AMETEK maintained an interest, from 2016 until 2017. Prior to AMETEK, Mr. Grant worked at Emerson Electric in a variety of roles from March 1997 until April 2013, including as Vice President/General Manager of the Temperature Business unit of Rosemont Measurement from April 2011 until April 2013 and as Vice President Strategic Planning for Emerson Process Management from October 2007 until April 2011.

Mr. Grant holds a Bachelor of Science degree in physics from Northern Kentucky University and an executive MBA from Xavier University.



Duncan Gilmour

Secretary, Treasurer and Chief Financial Officer

Duncan Gilmour was appointed as Chief Financial Officer, Treasurer and Secretary effective June 2021. Prior to joining InTest, Mr. Gilmour served as Americas Region Controller of the Process Automation Measurement and Analytics Division of ABB, Inc. from June 2017 to June 2021. Prior to his time at ABB, Inc. Mr. Gilmour served as Finance Director of Enterprise Support for Tyco International, Corporate from December 2014 to May 2017. Mr. Gilmour previously served as Finance Director of Special Hazards for Tyco International, Fire Protection Products from June 2013 to December 2014, as Americas Finance director from July 2011 to June 2013, as Global FP&A Director from September 2010 to July 2011, as Global Controller from September 2007 to September 2010, as Director of Compliance from January 2006 to September 2007, and as Director of Corporate Compliance at Tyco EarthTech from 2004 to 2006. Prior to his time at Tyco, Mr. Gilmour worked at Coopers & Lybrand (now PricewaterhouseCoopers LLP), serving as Audit Manager from 2000 to 2004, as Senior Associate from 1997 to 2000 and as Supervisor and Audit Associate from 1993 to 1997.

Mr. Gilmour holds a BAcc Jt. Honours degree in Economics and Accounting from the University of Glasgow and earned a certification as a chartered accountant from The Institute of Chartered Accountants of Scotland.



Michael Goodrich

Division President, Process Technologies

Michael Goodrich joined InTest in January 2024 as President, Process Technologies Division. Prior to joining InTest, Mr. Goodrich was Vice President of Operations with Vixar Inc, a subsidiary of asm OSRAM. Previous to that he was President of GBS, LLC providing strategic and process improvement advisory services to technology and manufacturing businesses. Mr. Goodrich spent over 20 years of his career at Rudoph Technologies where he progressively advanced to roles of greater responsibility. He began his career with August Technology which was later acquired by Rudolph where he was tasked with creating the customer support department. He ultimately rose to Vice President and General Manager and managed several cross functional strategic relationships while overseeing several major product launches and revenue growth of over 60%. He began his career as a technical support engineer at several technology companies.

A graduate of DeVry Institute of Technology where Mr. Goodrich earned a B.S. in Electronics Engineering Technology, he also earned his M.B.A. at the University of St. Thomas.



Joe McManus

Division President, Electronic Test

Joseph McManus joined InTest in February 2021 as Vice President and General Manager of EMS. In January 2022, he was promoted to Division President, Electronic Test. Prior to joining InTest, Mr. McManus served as Vice President of Sales for CECO Environmental in the Fluid Handling division from November 2016 to September 2020. Prior to his time at CECO, Mr. McManus had a 20-year career with Akrion, a semiconductor capital equipment suppliers from February 1996 to November 2016 where his most recent roles included Vice President-Sales and Marketing and Global Product Manager.

Mr. McManus holds a Bachelor of Science in Mechanical Engineering and an MBA from Villanova University.



Michael Tanniru

Division President, Environmental Technologies

Michael Tanniru joined InTest in May 2023 as Division President, Environmental Technologies. Prior to joining InTest, Mr. Tanniru served as General Manager for Cincinnati Test Systems, a manufacturer of instruments and turn-key machines for leak and function test of manufactured products from January 2020 to May 2023. Prior to his time at Cincinnati Test Systems, Mr. Tanniru held various leadership roles with AMETEK, including Precitech Segment Director, from November 2012 to December 2019. Prior to that, Mr. Tanniru had a 13 year career with Emerson Process Management.

Mr. Tanniru earned his Bachelor of Science in Electrical Engineering and MBA in Finance from the University of Pittsburgh.



Kelley Locke

Vice President, Information Technology & Cybersecurity

Kelley Locke joined InTest in January 2025 as Corporate Vice President of Information Technology and Cybersecurity. Prior to joining InTest, Ms. Locke worked as the Director of Information Technology from July 2021 to December 2024 leading the global IT team for Largo Inc., a mining and energy storage technology company. Previously, she spent ten years as the Senior Director of Information Technology managing IT operations and building the infrastructure for numerous joint ventures at the New England Automated Clearing House Association (NEACH), a non-profit company working with banks and credit unions.

Ms. Locke holds a Bachelor of Science degree in Business Administration and a Master of Business Administration in Information Technology Management from Rivier University in Nashua, New Hampshire.



Richard Rogoff

Vice President Corporate Development

Mr. Rogoff joined InTest in October 2021 as Vice President Corporate Development. Mr. Rogoff most recently had a consulting business advised many clients on their M&A and Strategy processes including work completed with InTest. Previously, he spent seven years with Onto Innovation Inc. a semiconductor capital equipment supplier. He held the positions of Vice President and Business Unit Manager Lithography systems and later managed the company's newly formed M&A integration office as Vice President Strategic Initiatives and Integration Management Office. Prior to that, he spent more than 20 years with ASML Inc., a semiconductor capital equipment supplier based in the Netherlands where he held several successively challenging positions including the Vice President Business Development & Business Unit Manager Optics and Vice President European Sales & Worldwide Account Support.

Mr. Rogoff holds a BS in Microelectronic Engineering from the Rochester Institute of Technology in Rochester, NY, and an MBA for Executives from INSEAD in Paris, France.



Ingrid Smith

Vice President, Human Resources

Ingrid Smith joined InTest in January 2025 as Vice President, Human Resources. Prior to joining InTest, Ms. Smith was Vice President and Head of Human Resources at Examity, an EdTech company providing automated and live proctoring services, from August 2021 to January 2024. Previously, she worked two years as Vice President and Head of Human Resources at Orig3n, a regenerative medicine and DNA testing life sciences company. In 2017, she launched Cybersentry Search, a cybersecurity staffing firm placing executives in early/mid-stage cybersecurity companies. From June 2015 to July 2017, Ms. Smith served as Senior Director of Global Talent Acquisition for Polycom, a unified communications and collaboration company. Before Polycom, she was Director of Global Talent Acquisition & Executive Search at McAfee, a security technology company, for seven years.

Ms. Smith holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

